EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
                1350, as adopted pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 28, 2005, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) such Annual Report on Form 10-KSB for the year ended February 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2005 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 14, 2005                                      /s/ Lawrence A. Minkoff
                                                   -----------------------------
                                                   Name: Lawrence A. Minkoff
                                                   Title: Chairman, President
                                                   (principal executive officer)


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